SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2007

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    000-25032                   25-1724540
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  (State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)


         600 Mayer Street, Bridgeville, Pennsylvania      15017
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          (Address of principal executive offices)     (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR  240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         On October 23, 2007, Universal Stainless and Alloy Products, Inc. issued a press release regarding its earnings for the third quarter ended September 30, 2007. A copy of the press release is attached hereto.

         The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits

         99.1     Press Release dated October 23, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By:  /s/ Richard M. Ubinger
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                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  October 23, 2007